EXHIBIT 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the amendment of Oriental Financial Group Inc.’s (“Oriental”) report on Form 10-Q for the quarter ended June 30, 2010, as filed with the Securities and Exchange Commission on August 10, 2010 (the “Amended Report”), I, José Rafael Fernández, President and Chief Executive Officer of Oriental, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:
1.	The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of Oriental.
In witness whereof, I execute this certification in San Juan, Puerto Rico, this 23rd day of September, 2010.
/s/ José Rafael Fernández
José Rafael Fernández
President and Chief Executive Officer